UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 26, 2006 (May 26, 2006)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 26, 2006, Arch Coal, Inc. (the “Company”) contributed 350,000 shares of its common stock, including 168,400 treasury shares, to the Arch Coal, Inc. Retirement Account Plan (the “Plan”). Also on May 26, 2006, the Company filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended, in order to register the resale of these shares of common stock by the Plan from time to time under the Company’s universal shelf registration statement filed with the SEC in March 2006. Attached as Exhibit 5.1 hereto is an opinion of counsel regarding the legality of the shares of common stock covered by the prospectus supplement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     The following exhibit is attached hereto and filed herewith.

Exhibit
No.	Description

5.1	Opinion of counsel.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2006	Arch Coal, Inc.
	By:	/s/ Robert J. Messey
Robert J. Messey
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
No.	Description

5.1	Opinion of counsel.